UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 24, 2005

MBNA Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-10683	52-1713008
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wilmington, Delaware	19884-0131
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(800) 362-6255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

MBNA Corporation Senior Executive Performance Plan: Framework for Annual Bonus Determinations

On February 24, 2005, the Compensation Committee of the Board of Directors of MBNA Corporation (the "Corporation") established a framework for awarding 2005 annual bonuses to senior executives under the Corporation’s Senior Executive Performance Plan (the "Performance Plan"). The framework is described in Exhibit 10.1 hereto. The Performance Plan is filed as Exhibit 10 to the Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

MBNA Corporation 1997 Long Term Incentive Plan: Form of Restricted Stock Grant

On February 24, 2005, the Stock Option Committee of the Board of Directors of the Corporation approved a new form of restricted stock grant for stock awards to senior executives under the Corporation’s 1997 Long Term Incentive Plan (the "1997 LTIP"). The new form of restricted stock grant is filed as Exhibit 10.2 hereto. The 1997 LTIP is filed as Exhibit 10 to the Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

Supplemental Executive Retirement Plan Amendment

On February 24, 2005, the Compensation Committee of the Board of Directors of the Corporation adopted an amendment to the Corporation’s Supplemental Executive Retirement Plan (the "SERP").

The SERP provides senior executives, including executive officers of the Corporation, with certain benefits upon retirement. The SERP also provides for salary continuation in the event of the death or disability of the participant. Participants must remain employed until age 60 (or up to age 65 if the participant has less than 10 years of service with the Corporation) to receive a retirement benefit.

Such retirement and death and disability benefits under the SERP are based on each participant’s highest average monthly base salary for a 12 consecutive-month period during a set period prior to retirement. The amendment extends the set period from 72 months to 144 months. The amendment was adopted to reduce the impact of salary reductions on SERP benefits. Specifically, absent the amendment a limited number of SERP participants who are currently more than 72 months but less than 144 months from their retirement date could have experienced a corresponding decline in SERP benefits as a result of salary reductions.

The descriptions set forth in this report of the terms and conditions of the amended SERP are qualified in their entirety by reference to the full text of such document, which is filed as Exhibit 10.3 hereto.

Exhibit 10.1: MBNA Corporation Compensation Committee—Framework for Annual Bonus Determinations to Executive Officers.

Exhibit 10.2: MBNA Corporation—Form of Restricted Stock Grant to Senior Management.

Exhibit 10.3: MBNA Corporation Supplemental Executive Retirement Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBNA Corporation

Date: February 28, 2005	By:	/s/	Randall J. Black
Randall J. Black
Chief Acounting Officer